                                                                     EXHIBIT 24


                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 1996.

                                              /s/ Barney B. Burks, Jr.
                                       -------------------------------------
                                                  BARNEY B. BURKS, JR.

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1996.

                                              /s/ Joseph M. Farley
                                       -------------------------------------
                                                  JOSEPH M. FARLEY

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 1996.

                                              /s/ Rodney C. Gilbert
                                       -------------------------------------
                                                  RODNEY C. GILBERT

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 1996.

                                             /s/ Elmer B. Harris
                                       -------------------------------------
                                                 ELMER B. HARRIS

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.

                                               /s/ Donald E. Hess
                                       -------------------------------------
                                                   DONALD E. HESS

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 1996.

                                             /s/ Ronald L. Kuehn, Jr.
                                       -------------------------------------
                                                 RONALD L. KUEHN, JR.

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1996.

                                              /s/ James R. Malone
                                       -------------------------------------
                                                  JAMES R. MALONE

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.

                                             /s/ Claude B. Nielsen
                                       -------------------------------------
                                                 CLAUDE B. NIELSEN

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1996.

                                           /s/ Z. Cartter Patten, III
                                       -------------------------------------
                                               Z. CARTTER PATTEN, III

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 1996.

                                                /s/ Benjamin F. Payton
                                       -------------------------------------
                                                    BENJAMIN F. PAYTON

                                  DIRECTOR'S
                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.

                                                 /s/ John W. Woods
                                       ---------------------------------------
                                                     JOHN W. WOODS

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint
Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1996.

                                             /s/ Herbert A. Sklenar
                                       -------------------------------------
                                                 HERBERT A. SKLENAR

                                  DIRECTOR'S
                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, Carl L. Gorday or William H. Caughran, Jr. and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of February, 1996.


                                                /s/ J. Harold Chandler
                                               ---------------------------
                                                J. HAROLD CHANDLER